                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_|   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))

                                ACETO CORPORATION
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:

                                ACETO CORPORATION
                                 ONE HOLLOW LANE
                        LAKE SUCCESS, NEW YORK 11042-1215
                                 (516) 627-6000

                                                                October 24, 2003

Dear Fellow Shareholders:

     I take pleasure in inviting each of you to attend Aceto Corporation's Annual Meeting of Shareholders on Thursday, December 4, 2003 at 10:00 a.m. at the Company's offices, One Hollow Lane, Lake Success, New York. I am pleased to provide you with your Company's Annual Report and the Proxy Statement attached to this letter.

     Please use this opportunity to take part in our affairs by voting on the business to come before this meeting. You may vote your shares at the Annual Meeting by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

     I look forward to seeing you at the annual meeting.

                                                Sincerely,


                                                Leonard S. Schwartz
                                                Chairman of the Board and
                                                Chief Executive Officer

                                ACETO CORPORATION
                                 ONE HOLLOW LANE
                        LAKE SUCCESS, NEW YORK 11042-1215
                                 (516) 627-6000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

     The Annual Meeting of Shareholders of Aceto Corporation will be held on Thursday, December 4, 2003, at 10:00 a.m. at the Company's offices indicated above, for the following purposes:

     1.   To elect a Board of Directors to serve for the ensuing year;

     2. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000;

     3. To ratify the appointment of KMPG LLP as the Company's independent auditors for the current fiscal year; and

     4. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on October 6, 2003 are entitled to receive notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

                                          By Order of the Board of Directors


                                          Douglas Roth
                                          Chief Financial Officer and Secretary

Lake Success, New York
October 24, 2003

                                ACETO CORPORATION
                                 ONE HOLLOW LANE
                        LAKE SUCCESS, NEW YORK 11042-1215
                                 (516) 627-6000

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                               GENERAL INFORMATION


INFORMATION ABOUT PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the common stock, $0.01 par value per share (the "Common Stock"), of Aceto Corporation, a New York corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, December 4, 2003 at 10:00 a.m. (Eastern Standard Time), at the Company's offices, One Hollow Lane, Suite 201, Lake Success, New York 11042, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to Shareholders on or about October 24, 2003. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Shareholders may revoke their proxies at any time before being voted. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election as directors of management's seven nominees, FOR the proposal to amend the Company's Certificate of Incorporation, and FOR ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2004.

RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on October 6, 2003 are entitled to notice of and to vote at the meeting or any adjournment thereof. On October 6, 2003, the Company had outstanding 10,344,568 shares of Common Stock, each of which is entitled to one vote upon matters presented at the meeting.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum.

     Under New York law, (i) a plurality of the votes cast at the Annual Meeting is necessary to elect directors, (ii) the affirmative vote of a majority of all outstanding shares of the Company's Common Stock is required to amend the Company's Certificate of Incorporation, and (iii) the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

     Shares represented by proxies designated as broker non-votes will be counted for purposes of determining a quorum. Broker non-votes occur when a broker nominee (which has voted on one or more matters at a meeting) does not vote on one or more other matters at a meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Shares represented by proxies designated as broker non-votes, however, will not be treated as being cast for purposes of determining the outcome of a vote on any matter.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's office, One Hollow Lane, Lake Success, New York 11042, during business hours, for a period of 10 days prior to the Annual Meeting for examination by any shareholder. Such list will also be available at the Annual Meeting.

QUORUM

     The presence, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on October 6, 2003 is necessary to constitute a quorum at the Annual Meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
NOMINEES

     The Company's Board of Directors consists of seven Directors, each one of which serves for a one year term and until their successors are duly elected and qualified. The Board of Directors is proposing a slate of directors that consists of seven incumbent directors. Our policy is for Board members to propose nominees consistent with the interests of the Company's stakeholders. The Board then evaluates each nominee to ensure that he or she was qualified and met the highest standards of ethical behavior. Each director then has an opportunity to interview each nominee if he or she deemed it necessary. The Board then formally nominates those individuals that it unanimously agrees is in the best interests of the Company and all its stakeholders.

     Proxies not marked to the contrary will be voted "FOR" the election of the following seven persons:

                                                                       DIRECTOR
       NAME                    AGE             POSITION                 SINCE
    ---------                 -----    ---------------------------    ----------
Leonard S. Schwartz (1)         57     Chairman, President and CEO       1991
Samuel I. Hendler (1)           81     Director                          1990
Robert A. Wiesen (1)            52     Director                          1994
Stanley H. Fischer (1)          60     Director                          2000
Albert L. Eilender (1)(2)       60     Director                          2000
Ira S. Kallem (2)               55     Director                          2002
Hans C. Noetzli (2)             62     Director                          2002

--------------------------------------------------------------------------------
(1) Member of the Executive Committee
(2) Member of the Audit Committee

BIOGRAPHICAL INFORMATION ABOUT NOMINEES

Set forth below is the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

     LEONARD S. SCHWARTZ. Mr. Schwartz has served as Chairman and Chief Executive Officer of the Company since July 1, 1997 and President since July 1, 1996. After joining the Company in 1969, Mr. Schwartz, a chemist by training, developed the Company's industrial chemicals business and had a key role in the management of the Company's subsidiaries.

     SAMUEL I. HENDLER. Mr. Hendler has been engaged in the private practice of law in New York since 1949 and has been retained as counsel to the Company for more than 50 years. Mr. Hendler is a director of Pneumercator Company, Inc., a privately held company based in Farmingdale, New York. Mr. Hendler is a member of the Corporation Law Committee and the Securities and Banking Law Committee of the Nassau County Bar Association.

     ROBERT A. WIESEN. Mr. Wiesen is an attorney and partner in the law firm of Clifton Budd & DeMaria. He joined this law firm in 1979 subsequent to his employment with the National Labor Relations Board. He has handled matters for the Company relating to labor and employment law for over ten years and he has written and lectured on labor law.

     STANLEY H. FISCHER. Mr. Fischer is President of Fischer and Burstein P.C., a law firm. Mr. Fischer received a J.D. degree from New York University School of Law. He has been a practicing attorney for more than 30 years and has advised and represented corporate entities in matters relative to internal matters, mergers, acquisitions, real estate and litigation. He is a member of the American Bar Association, the New York Bar Association, the Association of the Bar of the City of New York, the Association of Trial Lawyers of America, New York State Trial Lawyers and the Nassau County Bar. He is a member of various professional committees including the International Law Section of the New York State Bar.

     ALBERT L. EILENDER. Mr. Eilender is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the Chemical Industry. He has more than 30 years of diverse Senior Level experience in the Specialty Chemicals and Pharmaceutical industry and has had direct P&L responsibility for managing businesses up to $300 million, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally. He has also served on the boards of numerous industry trade associations during his career.

     IRA S. KALLEM. Mr. Kallem has been a managing accountant, part-time, at Wiener, Frushtick & Straub, Certified Public Accountants, since September 2000. In June 1994, Mr. Kallem co-founded Mateo Express, Inc., an international money transfer company and served as Chief Financial Officer and Director until May 2000. Previously, he was a Senior Partner at Shine & Company, Certified Public Accountants.

     HANS C. NOETZLI. Mr. Noetzli is the Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland. Mr. Noetzli holds a degree in Business Administration. He has more than 30 years experience in the Fine Chemicals Industry. Prior to assuming his present position, he served in many executive functions of the Alusuisse-Lonza Group, among them as CEO of Lonza Inc. for 16 years and was a member of the Executive Committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland. He also served on the Board of Directors of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations. Currently, he is a member of the Board of Directors of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients.

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND SENIOR EXECUTIVES.

     During the Company's fiscal year ended June 30, 2003, the Board of Directors held four meetings. Each incumbent Director attended all Board meetings and meetings of the Board committees on which he served. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

     During the Company's fiscal year ended June 30, 2003, the Executive Compensation Committee of the Board met four times. The Executive Compensation Committee has the power to establish base salaries and annual incentives, and to recommend grants of stock options and other long-term incentives.

     During the Company's fiscal year ended June 30, 2003, the Audit Committee of the Board met eight times. The Audit Committee has the responsibility of recommending the engagement of independent auditors and reviewing and considering actions of management in matters relating to audit functions. The Committee reviews, with the independent auditors, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee has recommended the selection of KPMG LLP as independent auditors for the fiscal year ended June 30, 2004.

     No director or senior executive of the Company is related to any other director or senior executive of the Company. None of the Company's officers or nominees for director hold any directorships in any other public company.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the Nasdaq Stock Market, Inc. has recently made changes or proposed changes to its corporate governance and listing requirements. The Board of Directors has initiated numerous actions consistent with these new rules and will continue to regularly monitor developments in the area of corporate governance.

INDEPENDENT DIRECTORS

o A majority of the members of the Company's Board of Directors are independent.

AUDIT COMMITTEE

o All Audit Committee members are independent as defined by Rule 4200 (a)(14) of the NASDAQ Market Place Rules. Our Board of Directors has determined that Mr. Kallem qualifies as an "audit committee financial expert" as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002.

o The Audit Committee operates under a formal charter that governs its duties and conduct. The charter is attached hereto as Appendix A.

o KPMG LLP, the Company's independent auditors, reports directly to the Audit Committee.

o The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

o The Audit Committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

EXECUTIVE COMPENSATION COMMITTEE

o The Executive Committee of the Board of Directors functions as the Executive Compensation Committee, and makes recommendations to the Board with respect to the remuneration of the Company's executive officers.

CODE OF BUSINESS CONDUCT

o The Company has adopted a Code of Business Conduct that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code. The code is attached hereto as Appendix B.

CODE OF ETHICS

o The Company has adopted a Code of Ethics for its principal executive officer and its senior financial officers, violations of which may be reported to the Audit Committee. The code of ethics is attached hereto as Appendix C.

DISCLOSURE COMMITTEE

o The Company has formed a Disclosure Committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto's periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures. The Disclosure Committee operates under a formal charter, which is attached hereto as Appendix D.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

o The Company's policy has always been to not extend personal loans or other terms of personal credit to its directors and officers, and it will comply with the recently enacted legislation prohibiting such personal loans and other forms of personal credit.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Exchange Act, the Company's Directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended June 30, 2003.


SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
ANNUAL COMPENSATION                                                    COMPENSATION

NAME AND                       YEAR      SALARY       BONUS     RESTRICTED      OPTIONS/(1)        ALL OTHER
PRINCIPAL POSITION                                                STOCK            SARS        COMPENSATION (2)
                                                                  Awards

Leonard S. Schwartz            2003     $368,505    $703,135     $12,765          54,000              $321,155
  President, Chairman          2002      354,332     584,527      26,073          15,000                90,267
   And Chief Executive         2001      340,704     495,000      90,000             -                  82,727
    Officer

Frank DeBenedittis             2003     $213,844    $256,500     $13,500          18,000               $49,128
  Senior Vice President        2002      203,625     196,622       8,378           6,000                42,459
                               2001      186,520     160,613       9,387           3,750                38,548

Vincent Miata                  2003     $215,070    $200,000       -              18,000               $39,128
  Senior Vice President        2002      202,129     160,000       -               6,000                35,502
                               2001      172,908     170,000       -               3,750                35,725

Axel Mueller (3)               2003     $254,212    $160,000     $40,000          18,000               $33,535
  Vice President,              2002      202,003     120,000      30,000           4,500                27,030
   International               2001       50,001      30,000       7,500           3,750                 3,047

Michael Feinman                2003     $171,429     $96,625     $13,375          18,000               $32,299
  President, Aceto             2002      164,836      78,006      16,994           6,000                27,367
   Agricultural Chemicals      2001      157,207      95,862       4,138           3,750                27,488
    Corp.

(1) All figures have been adjusted to reflect the 3-for-2 stock dividend on our common stock paid on January 2, 2003.
(2) Represents contributions to retirement plans and compensation recognized from the issuance of premium shares on restricted stock.
(3)   Axel Mueller's employment with the Company commenced March 26, 2001.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information regarding the exercise of stock options by the named executives in the fiscal year ended June 30, 2003 and the value of unexercised options held by such persons on June 30, 2003. All figures have been adjusted to reflect the 3-for-2 stock dividend on our common stock paid on January 2, 2003.


                                                                                         POTENTIAL REALIZABLE
                                           % OF TOTAL                                      VALUE AT ASSUMED
                           NUMBER OF         OPTIONS                                       ANNUAL RATES OF
                          SECURITIES         GRANTED      EXERCISE                           STOCK PRICE
                          UNDERLYING            TO           OR                            APPRECIATION FOR
                            OPTIONS         EMPLOYEES       BASE                            OPTION TERM (1)
                            GRANTED         IN FISCAL       PRICE      EXPIRATION      -------------------------
                         (# OF SHARES)         YEAR         ($/SH)        DATE             5%             10%
                         -------------     -----------    ---------    ----------         ---            ----

    NAME
  ---------
Leonard S. Schwartz        54,000 (2)           11%         $9.63       12/05/12        $326,925       $828,491
Frank DeBenedittis         18,000 (2)           4%           9.63       12/05/12         108,975        276,164
Vincent Miata              18,000 (2)           4%           9.63       12/05/12         108,975        276,164
Axel Mueller               18,000 (2)           4%           9.63       12/05/12         108,975        276,164
Michael Feinman            18,000 (2)           4%           9.63       12/05/12         108,975        276,164

--------------------------------------------------------------------------------

     (1) The dollar amounts illustrate value that might be realized upon exercise of the options immediately prior to the expiration of their term, covering the specific compounded rates of appreciation set by the Securities and Exchange Commission (5% and 10%) and are not, therefore, intended to be forecasts by Aceto of possible future appreciation of the stock price of Aceto.
     (2) On December 5, 2002, the Company granted incentive stock options to Messrs. Schwartz, DeBenedittis, Miata, Mueller and Feinman to purchase common stock of the Company under the Company's 2002 Stock Option Plan. All of these options vest at the rate of 20% per year beginning one year from date of grant, subject to acceleration if the stock price exceeds pre-determined levels for a period of time.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

     The following table contains information regarding the exercise of stock options by the named executives in the fiscal year ended June 30, 2003 and the value of unexercised options held by such persons on June 30, 2003.


                                                        NUMBER OF SECURITIES
                                                             UNDERLYING          VALUE OF UNEXERCISED IN
                            SHARES                     UNEXERCISED OPTIONS AT     -THE-MONEY OPTIONS AT
                           ACQUIRED                           FY-END (1)                FY-END (2)
                              ON                       ----------------------   ------------------------
                           EXERCISE       VALUE              EXERCISABLE/             EXERCISABLE/
       NAME                   (1)       REALIZED            UNEXERCISABLE           UNEXERCISABLE
  ---------------          --------    ----------      ----------------------   ------------------------
Leonard S. Schwartz         101,250    $1,282,913       206,250    189,000       $2,600,663   $2,195,010
Frank DeBenedittis           31,500       324,945         9,750     18,000          118,103      162,420
Vincent Miata                22,500       237,720        18,750     18,000          210,953      162,420
Michael Feinman              23,875       289,649         8,000     18,000           82,525      162,420
Axel Mueller                  8,250       110,618             -     18,000                -      162,420

--------------------------------------------------------------------------------------------------------

(1) All share amounts have been adjusted to reflect the 3-for-2 stock dividend paid on January 2, 2003, as appropriate.

(2) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock on June 30, 2003 ($18.65).

COMPENSATION OF DIRECTORS

     Directors of the Company who are not also employees receive $20,000 per year for serving on the Board of Directors plus fees ranging from $500 to $2,000 for each committee meeting attended. Directors of the Company who are also employees are not compensated for their services as Directors.

     On December 5, 2002, the Company granted each of Messrs. Eilender, Hendler, Wiesen, Fischer, Noetzli and Kallem 4,500 non-qualified stock options, adjusted to reflect the effect of the 3-for-2 stock dividend paid January 2, 2003, pursuant to the 2002 Stock Option Plan. Each option vests one year from the date of grant, is exercisable at $9.63 (adjusted) and expires 10 years from the date of grant.

EMPLOYMENT AGREEMENTS

     On March 26, 2001, in conjunction with Aceto's acquisition of Schweizerhall Pharma, a subsidiary of the Company entered into an employment contract with Dr. Axel Mueller. The contract has a term of three years, with an initial salary of $200,000 plus annual increases at a rate equal to that which other senior Aceto executives receive and a minimum annual bonus of $125,000 (including restricted stock awards). In addition, Dr. Mueller received an option for 3,750 shares (adjusted) of Aceto's common stock at 100% of the Fair Market value at that date. Dr. Mueller is also to be provided with an automobile for his use.

     The Company has no other employment agreements with its senior executives.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Articles of Incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     Members of the Executive Compensation Committee, with the exception of Leonard S. Schwartz, have never served as officers or employees of the Company or any of our subsidiaries. During the last fiscal year, none of our senior executives served on the Board of Directors or Compensation Committee of any other entity whose officers served either on our Board of Directors or Compensation Committee.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Committee of the Board of Directors, whose members are Leonard S. Schwartz (Chairman), Stanley H. Fischer, Samuel I. Hendler, Albert L. Eilender and Robert A. Wiesen, functions as the Executive Compensation Committee, and makes recommendations to the Board with respect to the remuneration of the Company's executive officers.

The Company's compensation policy has been designed to enable the Company to attract, retain and motivate executives whose enthusiasm and abilities will contribute to the growth of its business and result in maximum profitability to the Company and its stockholders, by providing salaries and benefits competitive with those offered by other companies in the chemical industry. The executive compensation program includes base salary, annual incentive compensation (cash bonuses), and long term incentive compensation (awards under the Company's Stock Option Plans).

Base salaries are set at levels competitive with the chemical industry. Because of the way the Company operates its business, the contributions of its executives significantly affect corporate profitability. Bonuses (which can exceed base salary) are paid to reflect the extent of such contributions. The Chief Executive Officer (CEO) also is the Chairman of the Board, President and Chief Operating Officer of the Company. The bonuses paid to the CEO and to the Secretary/Treasurer, who is the Chief Financial Officer (CFO), are intended to reflect the Company's overall performance (excluding extraordinary events).

The four highest paid executives, other than the CEO, are each responsible for the performance of one of the Company's principal profit centers. Internally generated performance records are kept on a monthly and yearly basis for these profit centers, and each center's profitability is compared in the current year to the previous year.

Other factors considered in determining the bonuses of individual executives are the individual's own performance and the overall performance of the Company. The Executive Compensation Committee determines each bonus primarily based on this data, also taking into account the long term contributions of each individual.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

The CEO's compensation was determined on the basis of the same factors utilized to compensate other executives, taking into consideration total compensation comparisons of top executives of corporations in the chemical industry.

Submitted October 7, 2003 by members of the Executive Compensation Committee

Leonard S. Schwartz, Chairman
Albert L. Eilender
Stanley H. Fischer
Samuel I. Hendler
Robert A. Wiesen

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is comprised of three independent directors (each of whom meets the independence and expertise requirements of the National Association of Securities Dealers, Inc.) and operates under a written charter, a copy of which is attached hereto as Appendix A. The Audit Committee recommends the engagement of the Company's independent auditor and reviews and considers actions of management in matters relating to audit functions. The Audit Committee also reviews with the independent auditor the scope and results of its audit engagement, the Company's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Company for the fiscal year ended June 30, 2003 with the Company's management and KPMG LLP ("KPMG"), the Company's independent auditors.

Pursuant to the Sarbanes-Oxley Act of 2002, in September 2003 the Audit Committee established the Aceto Corporation Audit Committee Pre-Approval Policy whereby the Committee is required to pre-approve the audit fees, and the provision of certain tax and other non-audit related services by KPMG after KPMG provides a detailed description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of KPMG for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by KPMG of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of KPMG.

The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with KPMG its independence from the Company and its management.

Finally, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended June 30, 2003 be included in our Annual Report on Form 10-K for the year ended June 30, 2003 which has been filed with the United States Securities and Exchange Commission.

AUDIT FEES AND ALL OTHER FEES

AUDIT FEES

Fees for audit services totaled approximately $317,000 in fiscal year 2003 and approximately $267,000 in fiscal year 2002, including fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q.

AUDIT RELATED FEES

There were no fees for audit related services. Such services may include due diligence services and the audit of financial statements of certain employee benefit plans.

TAX  FEES

Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $183,000 in fiscal year 2003 and $343,000 in fiscal year 2002.

ALL OTHER FEES

There were no other fees paid during either fiscal year 2003 or fiscal year
2002.

Respectfully submitted October 7, 2003 by the members of the Audit Committee.

            Albert L. Eilender (Chairman)
            Ira S. Kallem
            Hans C. Noetzli

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 6, 2003, the number and percentage of shares of outstanding Common Stock owned by each named senior executive, and director and each person that to the best of the Company's knowledge owns more than 5% of the Company's issued and outstanding Common Stock, and all named officers and directors as a group:


                                   NUMBER OF
                                    SHARES
 NAME AND ADDRESS OF             BENEFICIALLY       EXERCISABLE STOCK     TOTAL BENEFICIAL       PERCENT (4)
 BENEFICIAL OWNER (1)               OWNED              OPTIONS (3)           OWNERSHIP
                               (EXCLUDING STOCK
                                 OPTIONS) (2)
 --------------------          -----------------    ------------------    -----------------    --------------

Leonard S. Schwartz                  69,181              209,850               279,031              2.6%

Frank DeBenedittis                   12,811               10,950                23,761                *

Vincent Miata                        13,694               19,950                33,644                *

Michael Feinman                       7,971                9,200                17,171                *

Axel Mueller                          8,074                1,200                 9,274                *

Samuel I. Hendler                     8,433               13,500                21,933                *

Robert A. Wiesen                        451               13,500                13,951                *

Stanley H. Fischer                       --               10,500                10,500                *

Albert L. Eilender                    5,500                9,000                14,500                *

Hans Noetzli                        900,000 (5)            4,500               904,500              8.7%

Ira S. Kallem                            --                4,500                 4,500                *

T. Rowe Price                       673,500 (6)                                673,500              6.5%
Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

Schweizerhall, Inc.                 900,000 (7)                                900,000              8.7%
c/o Nicholas L.
Truglio, CPA
Rosenberg, Rich,
Baker, Berman & Co.
380 Foothill Road
Bridgewater, NJ
08807

All named officers                1,026,115              306,650             1,332,765             12.5%
and directors as a
group (11 persons)
-------------------------------------------------------------------------------------------------------------

* Less than 1%.
(1) Unless otherwise indicated, the business address of each person is in care of the Company, One Hollow Lane, Lake Success, New York 11042.
(2) Unless otherwise indicated, each person has or shares with his spouse, sole voting and dispositive power, or shares with his over the shares shown as owned by him.
(3) For purposes of the table, a person is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after the record date. Any share which such person has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but it is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(4)  Based on 10,344,568 shares issued and outstanding as of the record date.
(5) These shares are registered in the name of Schweizerhall, Inc., of which Mr. Noetzli is Chairman. These are the same shares listed as owned by Schweizerhall Inc. in the table above. See footnote 7. Mr. Noetzli disclaims beneficial ownership of these shares in accordance with Rule 13d-4 of the Exchange Act Rules promulgated pursuant to the Securities Exchange Act of 1934, as amended.
(6) Based on information provided by T. Rowe Price Associates, Inc., a registered investment adviser which furnishes investment advice to investment companies and individual and institutional clients. T. Rowe Price Associates has the dispositive and voting power for the entire holding of 673,500 shares. The total shares held of 673,500 shares are owned by various individual and institutional investors, including the T. Rowe Price Small-Cap Value Fund, Inc. (which owns 525,000 shares representing 5.1% of the Company's outstanding shares), which T. Rowe Price Associates (Price Associates) serves as investment advisor with power to direct investments and/or power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however Price Associates disclaims beneficial ownership of these shares in accordance with Rule 13d-4 of the exchange Act of 1934, as amended.

(7) Represents shares (adjusted) issued in connection with the Company's March 26, 2001 acquisition of the Schweizerhall Pharma distribution division of Schweizerhall Holding AG, and certain assets relating to the pharmaceutical ingredients business of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG.

                                PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on our common stock with (b) the total return on the Standard & Poors 500 Index and (c) the total return on a published line-of-business index - the Dow Jones U.S. Chemicals Index (the "Peer Group").

     The following graph assumes that $100 had been invested in each of the Company, the Standard & Poors 500 Index and the Peer Group on June 30, 1998.

                   5-YEAR CUMULATIVE TOTAL RETURN COMPARISION
                            AMONG ACETO CORPORATION,
            THE S&P 500 INDEX AND THE DOW JONES U.S. CHEMICALS INDEX

                               ACETO                         DOW JONES U.S.
                               -----                         --------------
                            CORPORATION       S&P Index        CHEMICALS
                            -----------       ---------        ---------
     June 30, 1998              100              100              100
     June 30, 1999               72              123              103
     June 30, 2000               71              132               77
     June 30, 2001               67              112               87
     June 30, 2002               74               92               93
     June 30, 2003              195               92               85

                     ASSUMES $100 INVESTED ON JUNE 30, 1998
                          ASSUMES DIVIDEND REINVESTMENT
                        FISCAL YEAR ENDING JUNE 30, 2003

     The preceding sections entitled "Executive Compensation" and "Performance Graph" do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that we make with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Stanley H. Fischer, a director of the Company, is President of Fischer and Burstein, P.C., a law firm which serves as counsel to the Company on various corporate matters. During fiscal 2003, the Company paid $173,710 to Fischer and Burstein, P.C. for legal services rendered to the Company.

     Robert A. Wiesen, a director of the Company, is a partner in Clifton, Budd & DeMaria, a law firm which serves as labor and employment counsel to the Company. During fiscal 2003, the Company paid $107,553 to Clifton, Budd & DeMaria for legal services rendered to the Company.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SEVEN DIRECTORS.

                                  PROPOSAL TWO

                           AMENDMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

     We propose to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 40,000,000.

     The Certificate of Incorporation of the Company currently authorizes 20,000,000 shares of Common Stock. As of October 6, 2003, the Company had issued 12,292,684 shares of common stock, with 10,344,568 shares outstanding, and 1,948,116 shares held as treasury stock. In addition, as of that date, the Corporation has reserved up to 1,947,041 shares of its Common Stock for issuance upon the exercise of options and premium shares on restricted stock. After giving effect to both the common shares issued and the common shares reserved for issuance, there were 5,760,275 authorized but unissued shares available to the Company as of October 6, 2003.

     On October 1, 2003, the Board of Directors approved and adopted resolutions to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 40,000,000. The additional shares, if issued, would have the same rights as the shares of Common Stock now outstanding.

     The Board of Directors believes that the proposed increase is in the best interests of the Company and its shareholders. The Board believes that the additional shares will be necessary for the Company's legitimate corporate purposes, including equity financings, the acquisition of other companies, the establishment of strategic relationships with corporate partners, the declaration of stock dividends, stock splits or other distributions, and other general corporate purposes.

     You should be aware, however, that if the Company's shareholders approve the proposed amendment to the Certificate of Incorporation, the Board of Directors may authorize the issuance of additional shares of Common Stock without further approval of the Company's shareholders, except as may be required in certain cases by the Company's charter documents or applicable law or regulations. Under the Company's Certificate of Incorporation, the Company's shareholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Common Stock. Furthermore, if the Board elects to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders.

     In addition, the increase in the number of authorized shares of Common Stock could have an anti-takeover effect. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this proxy statement, the Board is not aware of any attempt or plan to obtain control of the Company.

     If approved, the amendment to the Company's Certificate of Incorporation would provide substantially as is set forth in Appendix E hereto.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.
                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company has engaged KPMG LLP as its principal independent public accountants to perform the audit of the Company's financial statements for the fiscal year ending June 30, 2004. KPMG LLP has audited the Company's financial statements since 1971. The Audit Committee recommends that KPMG LLP be ratified as the principal accounting firm to be utilized by the Company throughout the year ending June 30, 2004.

     The Company anticipates that representatives of KPMG LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, the representatives of KPMG LLP will be afforded an opportunity to make a statement if they so desire.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE 2004 FISCAL YEAR.

SHAREHOLDER PROPOSALS

     All shareholder proposals which are intended to be presented at the 2004 Annual Meeting of Shareholders of the Company must be received by the Company no later than June 18, 2004, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.



                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Douglas Roth
                                          Chief Financial Officer and Secretary

Dated: October 24, 2003

                                                                      APPENDIX A

                                ACETO CORPORATION
                             AUDIT COMMITTEE CHARTER

Purpose of the Committee

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Aceto Corporation (the "Company") in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Company's shareholders and others, the quality of the Company's accounting policies and reporting practices, the systems of internal disclosure controls which management and the Board of Directors have established, compliance with the Company's Code of Ethics, and the internal and external audit processes. The Committee is to assist the Board in maintaining compliance by the Company with legal and regulatory requirements.

     In fulfilling its purpose, it is the responsibility of the Committee to provide an open avenue of communication between the Board of Directors, management and the independent auditors. The Committee is to be the Board's principal agent in ensuring the independence and objectivity of the independent auditors, the integrity of management, and the adequacy of disclosure to shareholders. The independent auditors are ultimately accountable to the Board of Directors and the Committee, as representative of the Company's shareholders; however, the Committee has the sole authority to select, evaluate, and, where appropriate, replace the independent auditors.

     The Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of information it receives, discussion with the accountants and the experience of the Committee's members in business, financial and accounting matters.

AUTHORITY OF THE COMMITTEE
--------------------------

     The Committee has the authority to investigate any activity of the Company within its scope of responsibilities, and shall have unrestricted access to members of management and all information relevant to its responsibilities. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

Composition of the Committee

     The Committee shall be comprised of at least three members, all of whom shall meet the independence requirements and experience qualifications of the United States Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market, Inc ("Nasdaq"). At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the SEC. The Audit Committee members shall be appointed by the Company's Board of Directors. Audit Committee members may be replaced by the Board.

Meetings of the Committee

     The Audit Committee shall meet, either in person or telephonically, at least quarterly. Prior to each meeting, the Chairman of the Committee may communicate with the independent auditors to review the agenda and solicit input on any additional topics that should be covered. The Audit Committee shall also meet periodically, in the discretion of the Chairman of the Committee, with Company's management, and the independent auditor in separate executive sessions.

ATTENDANCE AT MEETINGS OF THE COMMITTEE
---------------------------------------

     Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Chairman may also request that members of management, the Company's outside counsel or the independent auditor attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

MINUTES OF MEETINGS OF THE COMMITTEE
------------------------------------

     Minutes of each meeting shall be prepared under the direction of the Chairman of the Committee and circulated to Committee members for review and approval. Copies are then to be made available to the Company directors who are not members of the Committee, the independent auditors and the Company's Chief Financial Officer.

SPECIFIC RESPONSIBILITIES OF THE COMMITTEE
------------------------------------------

General Matters

     The Committee shall:

     1. Oversee the work and compensation of the independent auditor in connection with the preparation by the independent auditor of its audit report.

     2. Review the scope of the independent auditor's audit examination, including their engagement letter, prior to the annual audit. Review and approve the audit fees agreed upon by management. Approve any permitted non-audit services to be provided by the independent auditors. The Chairman has the authority to approve any additional audit or permitted non-audit services provided to the Company, provided that the approval of such services is ratified by the entire Committee as soon as reasonably practicable by either an electronic communication with all the committee members, a telephonic meeting with all the committee members, or another prompt method, but in all instances, such ratification shall be considered and passed upon by the Committee at its next regularly scheduled meeting.

     3. Have the authority to recommend to the Board the retention or replacement of the independent auditors, and provide a written summary of the basis for any recommended change (subject, if applicable, to shareholder ratification). The independent auditor shall report directly to the Audit Committee.

     4. Have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

Financial Statement and Disclosure Matters

     The Committee shall:

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies, if any.

     5.   Review and discuss quarterly reports from the independent auditors on:
          (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     6. Discuss with management the Company's earnings press releases, including the use of "pro forma" or adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     7. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements, if any.

     8. Discuss with management the Company's major risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

     The Committee shall:

     1.   Review and evaluate the lead partner of the independent auditor team.

     2. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provisions of the permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     3.   Oversee the rotation of the audit partners as required by law.

     4. Meet with the independent auditor to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

     The Committee shall:

     1.   Obtain from the independent auditor assurance that to its knowledge
          Section 10A(b) of the Exchange Act has not been implicated.

     2. Review management's monitoring of the Company's compliance with its Code of Ethics. Review reports and disclosures of insider and affiliate party transactions.

     3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the employees of concerns regarding the questionable accounting or auditing matters.

     4. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     5. Discuss with the Company's outside counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with the generally accepted accounting principles and applicable rules and regulations. These are either the responsibilities of management or the independent auditor, as applicable.

                                                                      APPENDIX B

                            CODE OF BUSINESS CONDUCT

     Aceto expects all representatives of the company and its subsidiaries to act in accordance with the highest standards of personal and professional integrity in all aspects of their activities and to comply with all applicable laws, regulations and company policies. We must never compromise that integrity, either for personal benefit or for Aceto's purported benefit. In accepting a position, or continuing in a position, with Aceto or any of its subsidiaries, each of us becomes accountable for compliance with the law and with this Code of Business Conduct.

     This Code of Business Conduct applies to all representatives of Aceto and its subsidiaries, including directors, employees, temporary workers and other independent contractors and consultants. It is your responsibility to become familiar with the policies set forth herein.

     If you have any questions about these policies, you should discuss them with Aceto's Corporate Secretary or Human Resources Manager. As a general matter, when there is a conflict between internal policies that apply to you or between jurisdictions in which you conduct business, the more restrictive policy will prevail. Waivers of this Code of Business Conduct, if any, may only be granted by Aceto's Board of Directors and must be publicly disclosed promptly.

     Aceto expects you to act in full compliance with the policies set forth in this Code of Business Conduct and in a manner consistent with the highest ethical standards. Failure to observe these policies may result in disciplinary action, up to and including termination of employment. Furthermore, violations of this Code of Business Conduct may also be violations of the law and may result in civil or criminal penalties for you and/or Aceto.

     This Code of Business Conduct sets forth guidelines only and does not constitute or imply an employment contract, nor is it intended to make a commitment to any employee concerning how individual employment action can, should, or will be handled.

Responsibilities to Aceto
-------------------------

RAISING ETHICAL ISSUES

     Maintaining ethical standards, including appropriate disclosure and internal accounting controls, is the responsibility of every member of the Aceto family. Early identification and resolution of the ethical issues that may arise are critical to maintaining our commitment to world-class business practices.

     Aceto personnel are expected to treat compliance with ethical standards as a critical element of their responsibilities. Although this Code of Business Conduct addresses a wide range of business practices and procedures, it cannot anticipate every issue that may arise. If you are unsure of what to do in any situation, you should seek additional guidance and information before you act. You should use your judgment and common sense; if something seems unethical or improper it probably is. If you have any questions regarding the best course of action in a particular situation, or if you suspect a possible violation of a law, regulation or Aceto ethical standard, you should promptly contact any of the following:

Your supervisor
Your Human Resources representative
Aceto's Compliance Officer and independent board member Robert A. Wiesen, Esq. at (212) 687-7410, or at rawiesen@cbdm.com

     You should feel free to contact either someone in your business unit or someone at the corporate level, whichever you believe is more appropriate. Alternatively, you may choose to remain anonymous by sending an anonymous e-mail to the secure location on Aceto's corporate web site. If you raise an ethical issue and you believe the issue has not been properly addressed, you should raise it with another of the contacts listed above.

     In addition, you are required to report suspected insider trading, fraud or attempted fraud, and any mysterious disappearance of funds immediately. You may do so by contacting any of the persons listed above or sending an anonymous e-mail to the secure location on Aceto's corporate web site.

     Aceto strongly encourages personnel to raise possible ethical issues. Aceto has adopted a Non-Retaliation Policy which specifically prohibits any retaliatory action against any individual for raising legitimate concerns or questions regarding ethics matters or for reporting suspected violations.

PROTECTING ACETO'S CORPORATE ASSETS

     You are responsible for safeguarding the tangible and intangible assets of Aceto and its customers, suppliers and distributors that are under your control. Aceto assets must not be used for personal benefit except where permitted by Aceto in line with local practices and laws. Assets include cash, business plans, customer information, supplier information, distributor information, intellectual property (computer programs, models and other items), physical property and services.

     Misappropriation of corporate assets is a breach of your duty to Aceto and may constitute an act of fraud against Aceto. Similarly, carelessness or waste in regard to corporate assets is also a breach of your duty to Aceto.

     Aceto has strict policies regarding the use of its telephone, e-mail and voice-mail systems. Each is a business communication tool and users are obligated to use these tools in a responsible, effective and lawful manner. Violations of Aceto's policies regarding these tools can result in corrective action up to and including discharge.

ACCURACY OF ACETO'S RECORDS AND REPORTING

     The records, data and information owned, used and managed by Aceto must be accurate and complete. You are personally responsible for the integrity of the information, reports and records under your control. Records must be maintained in sufficient detail as to reflect accurately the company's transactions. Financial statements must always be prepared in accordance with generally accepted accounting principles and fairly present, in all material respects, the financial condition and results of the company.

     You must use common sense and observe standards of good taste regarding content and language when creating business records and other documents (such as e-mail) that may be retained by Aceto or a third party. You should keep in mind that at a future date, Aceto or a third party may be in a position to rely on or interpret the document with the benefit of hindsight and/or the disadvantage of imperfect recollections.

     You are required to cooperate fully with appropriately authorized internal and external investigations. Making false statements to or otherwise misleading internal or external auditors, Aceto counsel, Aceto representatives or regulators can be a criminal act that can result in severe penalties. You must never withhold or fail to communicate information that raises ethical questions and thus should be brought to the attention of higher levels of management.

     You are prohibited from destroying any records that are potentially relevant to a violation of law or any litigation or any pending, threatened or foreseeable government investigation or proceeding.

     Aceto is also committed to accuracy in tax-related records, and to tax reporting in compliance with the overall intent and letter of applicable laws. Tax returns must be filed on a timely basis and taxes due paid on time.

Representing Aceto to Customers and Others
------------------------------------------

FAIR TREATMENT

     Aceto is committed to dealing fairly with its customers, suppliers, competitors and employees. No person may take unfair advantage of any such persons through manipulation, concealment, abuse of confidential information, misrepresentation of material facts or other unfair dealing practice.

MEDIA, PUBLISHING AND PUBLIC APPEARANCES

     Aceto employees may be approached for interviews or comments by the news media from time to time and in such instances should immediately contact Aceto's Chief Executive Officer. Only contact people designated by the Chief Executive Officer may comment to news reporters on Aceto policy or events relevant to Aceto.

     All inquiries from the media relating to Aceto should be referred to Aceto's Chief Executive Officer. Only officially designated spokespersons may provide comments for the media.

Gifts and Entertainment
-----------------------

ACCEPTING GIFTS AND ENTERTAINMENT

     In general, you should not accept gifts or the conveyance of anything of value (including entertainment) from current or prospective Aceto customers or suppliers. Moreover, you should never accept a gift in circumstances in which it could even appear to others that your business judgment has been compromised.

     Gifts may only be accepted from current or prospective Aceto customers or suppliers when permitted under applicable law if they are: (1) noncash gifts of nominal value; or (2) customary and reasonable meals and entertainment at which the giver is present, such as the occasional business meal or sporting event. Any gift which appears to be of more than a nominal value must be reported to the Human Resources Manager of Aceto, and may be returned to the source.

GIVING GIFTS AND PROVIDING ENTERTAINMENT

     If a gift could be seen by others as a consideration for an official or business favor, you must not give the gift. Appropriate entertainment may be offered to customers by persons authorized to do so, subject to the applicable business expense reimbursement requirements.

     The United States and other countries, states and many local jurisdictions have laws restricting gifts (e.g., meals, entertainment, transportation, lodging or other things of value) that may be provided to government officials. In addition, the U.S. Foreign Corrupt Practices Act of 1977 ("FCPA") outlines very serious provisions against bribery, including the payment, or promise of payment, of anything of value to foreign officials (including any person employed by or representing a foreign government, officials of a foreign political party, officials of public international organizations and candidates for foreign office). Payment made indirectly through a consultant, contractor or other intermediary is also prohibited.

POLITICAL ACTIVITIES AND CONTRIBUTIONS

     You have the right voluntarily to participate in the political process. No one at Aceto may require you to contribute to, support or oppose any political group or candidate. If you choose to participate in the political process, you must do so as an individual, not as a representative of Aceto. You may not work on a political fundraiser or other campaign activity while at work or use company property for these activities. Any overt, visible and partisan political activity that could cause someone to believe that your actions reflect the views or position of Aceto requires the prior approval of Aceto's Chief Executive Officer.

LOBBYING

     Aceto encourages every employee to take an active interest in government processes. Any participation in a political process, however, is to be undertaken as an individual - not as a representative of Aceto. You must not engage in lobbying activities on behalf of Aceto.

Investments and Activities Outside of Aceto
-------------------------------------------

INSIDER TRADING

     Aceto has adopted a Corporate Trading Policy. This policy and the laws of the United States and many other countries prohibit trading in the securities (including equity securities, convertible securities, options, bonds and any stock index containing the security) of any company while in possession of material, nonpublic information (also know as "inside information") regarding the company. This prohibition applies to transactions for your personal account. A personal account is any account in which you have a financial or beneficial interest, or the power to affect or the ability to influence trading or investment decisions, either directly or indirectly. Personal accounts typically include accounts of spouses, domestic partners, children and other members of your household, and accounts over which you have investment discretion.

     If you believe you have come into possession of inside information, you may not execute any trade in the securities of the subject company without first consulting with Aceto's Corporate Secretary, who will then determine whether such trade would violate Aceto's Corporate Trading Policy or applicable laws. The definition of "material, nonpublic information" is broad. Information is "material" (and hence, potentially subject to the prohibition on insider trading) if there is a substantial likelihood that a reasonable investor would consider the information important in determining whether to trade in a security, or if the information, if made public, likely would affect the market price of a company's securities. Information may be material even if it relates to future, speculative or contingent events, and even if it is significant only when considered in combination with publicly available information. Information is considered to be "nonpublic" unless it has been publicly disclosed, and adequate time has passed for the securities markets to digest the information. Examples of adequate disclosure include public filings with securities regulatory authorities and the issuance of press releases.

     It is also illegal in the United States and many other countries to "tip" or pass on inside information to any other person if you know or reasonably suspect that the person receiving such information from you will misuse information by trading in securities or passing such information on further, even if you do not receive any monetary benefit from the tippee.

PERSONAL INVESTMENTS IN ACETO SECURITIES

     Aceto supports employee stock ownership. Investments in Aceto securities for personal accounts should be made with a long-term orientation and as part of a broader

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

investment strategy. In order to comply with applicable law and avoid the appearance of impropriety, certain general restrictions apply to all transactions in Aceto securities.

     You are prohibited from trading in Aceto securities for your personal accounts if you possess material nonpublic information about Aceto.

     Additionally, directors and officers are subject to reporting and other legal restrictions regarding their personal trading of Aceto securities. You are responsible for knowing and abiding by any Aceto policies regarding Aceto securities that may be applicable to you.

CONFLICTS OF INTEREST

     You must be sensitive to any activities, interests or relationships that might interfere with, or even appear to interfere with, your ability to act in the best interests of Aceto and its customers. The following are only some of the areas in which real or perceived conflicts of interest may arise. Because it is impossible to describe every potential conflict, Aceto necessarily relies on your commitment to exercise sound judgment, to seek advice when appropriate and to adhere to the highest and ethical standards in the conduct of your professional and personal affairs.

INVESTMENTS

     You must not make any personal investment in an enterprise if your position at Aceto creates a conflict of interest or the appearance of such a conflict. Investments subject to this provision include investments in a public or private company that is a vendor to or competitor of Aceto, or otherwise does business with or is doing a transaction with Aceto. This provision will not apply to personal investments in enterprises having a business relationship with Aceto that is solely that of a customer of Aceto products available to similarly situated customers on substantially the same basis, or to investments of under 1% of the outstanding equity securities of a public company.

OUTSIDE BUSINESS ACTIVITIES

     Because of potential conflicts with Aceto or even the potential perception of a conflict of interest, Aceto requires that employees obtain approval before they accept a position as a director of an unaffiliated for-profit company or organization. Any employee accepting an appointment as director of an unaffiliated for-profit company or organization must ensure the proper treatment of confidential information received from such entity in connection with being a director. Before accepting such an appointment, employees are required to obtain the written approval of Aceto's Corporate Secretary. In addition, employees should not accept or hold a position as a director, officer, employee or agent of, or consultant or advisor to, any competitor of, or vendor to, Aceto or any of its affiliates unless they obtain the written approval of the Corporate Secretary.

USE OF ACETO NAME, FACILITIES OR RELATIONSHIPS

     You should not use Aceto's name, facilities, or relationships for personal benefit or for outside work. Use of Aceto's name, facilities or relationships for charitable or pro bono purposes can be made only with prior approval from the Corporate Secretary.

CORPORATE OPPORTUNITIES

     You owe a duty to Aceto to advance its legitimate interests when the opportunity to do so arises. You may not take for yourself a corporate opportunity that is discovered in the course of your employment or through the use of corporate property, information or your position, nor may you compete against the company.

RELATED PARTY BUSINESS DEALINGS

     You must notify your supervisor of any business relationship or proposed business relationship or proposed business transaction Aceto may have with any company in which you or a related party has a direct or indirect interest or from which you or a related party may derive a benefit, or where a related party member is employed, if such a relationship or transaction might give rise to the appearance of a conflict of interest (for example, if you or a family member own or control property of significant value that Aceto is either purchasing or leasing).

     This requirement generally excludes any interest that exists solely as a result of your ownership of less than 1% of the outstanding publicly traded equity securities of such company.

COMMITMENT TO THE ENVIRONMENT

     Aceto is committed to conducting business in an environmentally responsible manner that protects human health, natural resources and the global environment. The U.S. and many other countries have laws and regulations relating to environmental protections. Environmental risks or opportunities that may arise out of our operations should be identified and managed in accordance with these laws and regulations. Questions regarding environmental concerns should be directed to Aceto's environmental affairs department or to the Corporate Secretary.

Conclusion
----------

     We at Aceto aspire to the highest standards of moral and ethical conduct -
- working to earn the trust of our customers, day in and day out. In the thousands of decisions we make and actions we take every day, we affirm our commitment to this Code of Business Conduct and to deliver value to our customers, our people, our shareholders and our communities.

                                                                      APPENDIX C

                     CODE OF ETHICS FOR ACETO CORPORATION'S
                         WORLDWIDE FINANCIAL MANAGEMENT

     Aceto Corporation's mission includes the promotion of professional conduct in the practice of its financial management worldwide. Those persons responsible for financial management worldwide at Aceto Corporation hold an important and elevated role in corporate governance in that they are uniquely capable and empowered to ensure that the interests of all those involved with Aceto Corporation - including shareholders, employees, customers, and the public - are appropriately balanced, protected and preserved.

     This Code of Ethics provides principles for those persons responsible for Aceto Corporation's financial management worldwide. These persons are expected to adhere to these principles and advocate them. These principles embody rules regarding individual and peer responsibilities, as well as responsibilities to other employees, the public and shareholders. Any violations of this Code of Ethics may result in disciplinary action.

All those persons responsible for financial management worldwide at Aceto Corporation will:

          o Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

          o Provide public disclosure of information that is accurate, complete, objective, relevant, timely and understandable.

          o Comply with rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

          o Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

          o Respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose.

          o Confidential information acquired in the course of one's work will not be used for personal advantage.

          o Share knowledge and maintain skills important and relevant to Aceto Corporation.

          o Proactively promote and be an example of ethical behavior as a responsible partner among peers, in the work environment and the community.

Achieve responsible use of and control over all assets and resources employed or entrusted.

                                                                      APPENDIX D

                          DISCLOSURE COMMITTEE CHARTER

     This disclosure committee (the "Committee") charter (the "Charter") has been established by Aceto Corporation (the "Company") and ratified by the Company's board of directors to assist the Company's chief executive officer and chief financial officer (the "Certifying Officers").

     I.   OBJECTIVE

     The Committee has been formed to help ensure that disclosures made by the Company in its United States Securities and Exchange Commission (the "SEC") filings and to the investment community comply with applicable laws and stock exchange rules.

     The Committee shall have full access to the Company's books, records and facilities, and the Company's officers and employees, regarding any matter within the scope of the Committee's responsibilities. The Committee shall confer with the Company's independent auditors and outside legal counsel in order to verify the accuracy and completeness of the Company's disclosures.

     The Committee will, under the supervision and oversight of the Certifying Officers, facilitate these objectives by:

     A. Creating a process (this process shall be referred to as the Company's "Disclosure Controls and Procedures") designed to ensure that information required by the Company to be disclosed in filings with the SEC and other information that the Company discloses to the investment community is recorded, processed, summarized and reported accurately and timely.

     B. Supervising the preparation of the Company's: (i) annual report on Form 10-K and each quarterly report on Form 10-Q (collectively, the "periodic reports"), and current reports, proxy statements, information statements, registration statements and other filings with the SEC; (ii) press releases containing financial and other information material to the marketplace for the Company's securities;
          (iii) presentations to shareholders, analysts and the investment community; and (iv) presentations to rating agencies and lenders (collectively, the "Disclosure Statements"); and (v) the Company's web site.

     C. Evaluating the integrity and effectiveness of the Company's Disclosure Controls and Procedures within 90 days before the Company files its periodic reports with the SEC and any amendments to those reports.

     D. Reviewing with the Certifying Officers, outside counsel and the public auditors all relevant information with respect to the Committee's proceedings, the preparation of the Disclosure Statements and the

     D. Committee's evaluation of the effectiveness of the Company's Disclosure Controls and Procedures.

     E. Certifying to the Certifying Officers before filing each periodic report as to: (i) the Committee's compliance with this charter and the Disclosure Controls and Procedures; and (ii) the Committee's conclusions resulting from its evaluation of the effectiveness of the Disclosure Controls and Procedures.

     II.  MEMBERSHIP, PROCESS

     A. Committee members shall include the Company's chief financial officer, controller, vice president of administration, vice president of international, and other appropriate Aceto employees as determined by the Certifying Officers.

     B. The Certifying Officers (acting with such members of the Committee as they shall determine) may, at any time, assume any or all of the duties of the Committee identified in this Charter, including, for example, approving the Disclosure Statements when time or other factors do not permit the full Committee to review the Disclosure Statement.

     C. The chief financial officer shall serve as the Committee Chair. The Committee Chair shall schedule and preside over meetings and prepare agendas. Any interpretation of the Charter or the Committee's procedures shall be made by the Committee Chair.

     D. As soon as practicable, the Committee shall prepare and submit for the approval of the Certifying Officers and the Company's Board of Directors, a set of Disclosure Controls and Procedures, including policies and procedures of the Committee and policies and procedures to test the effectiveness of the Disclosure Controls and Procedures.

     E. The Committee shall meet as necessary to: (i) ensure the accuracy and completeness of the Disclosure Statements; and (ii) evaluate the Disclosure Controls and Procedures.

     III. PERIODIC EVALUATION

     The Committee shall review and reassess this Charter and the performance of the Committee annually and recommend any proposed changes to the Certifying Officers and the Board of Directors for approval.

     IV.  OTHER RESPONSIBILITIES, DELEGATION

     The Certifying Officers may assign other responsibilities, consistent with this Charter, to the Committee, and may delegate as they consider appropriate.

                                                                      APPENDIX E

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION
                              OF ACETO CORPORATION

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW
                -------------------------------------------------

The undersigned, being the president and the secretary of ACETO Corporation, do hereby certify and set forth:

     1. The name of the corporation is ACETO CORPORATION. The corporation was formed under the name ACETO CHEMICAL CO. INC.

     2. The Certificate of Incorporation was filed by the Department of State on June 13, 1947.

     3. The Amendment to the Certificate of Incorporation effected by this Certificate of Amendment is to increase the number of shares authorized from 22,000,000 of which 20,000,000 are common shares, $.01 par value, and 2,000,000 are preferred shares, $2.50 par value, to 42,000,000, of which 40,000,000 shall be common shares, $.01 par value, and 2,000,000 shall be preferred shares, $2.50 par value.

     4. To accomplish the foregoing, paragraph THIRD(A) of the Certificate of Incorporation, which refers to shares, is hereby amended as follows:

             "THIRD(A) The aggregate number of shares which the Corporation shall have authority to issue is 42,000,000 shares, of which 40,000,000 shares shall be Common Stock, par value $.01 per share, and 2,000,000 shares shall be Preferred Stock, par value $2.50 per share, issuable in series."

     5. Amendment to the Certificate of Incorporation was authorized by vote of the Board of Directors followed by vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders.

     IN WITNESS WHEREOF, this Certificate has been subscribed this ___ day of December 2003, by the undersigned who affirm the statements made herein are true under the penalties of perjury.

                                                ------------------
                                                Leonard S. Schwartz
                                                President and CEO


                                                ---------------
                                                Douglas Roth
                                                Secretary

                                ACETO CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Leonard S. Schwartz and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of Aceto Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Shareholders to be held on December 4, 2003 at the Company's offices, One Hollow Lane, Suite 201,Lake Success, New York 11042, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR STOCK IS TO BE VOTED.IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN,THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES "IN ITEM 1 AND "FOR " ITEMS 2 AND 3.

                                ACETO CORPORATION
                                 P.O. BOX 11199
                            NEW YORK, N.Y. 10203-0199

 (1) Election of Directors
 FOR all nominees listed below  *EXCEPTIONS   WITHHOLD AUTHORITY to vote

Nominees: Leonard S. Schwartz , Samuel I. Hendler, Robert A. Wiesen, Stanley H. Fischer, Albert L. Eilender, Ira S. Kallem and Hans C. Noetzli.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX ABOVE AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions

_______________________________________________________________________________

(2) Amend the Company's Certificate of Incorporation to increase the Company's authorized shares of common stock from 20,000,000 to 40,000,000.

FOR            AGAINST           ABSTAIN

(3) Ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

FOR            AGAINST           ABSTAIN

(4) In their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

Change of Address Mark Here

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)
NOTE: Please sign exactly as your name appears on this proxy. If shares are held jointly, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Proxies executed by a corporation should be signed with the full corporate name by a duly authorized officer.

Dated:                             , 2003
      -----------------------------

-----------------------------------
(Signature of Stockholder)